                                                                    Exhibit 10.4

                             INTERCREDITOR AGREEMENT

          This INTERCREDITOR AGREEMENT, dated as of May 1, 2006, is entered into among Citicorp, USA, Inc., as Administrative Agent for the lenders and issuers under the Credit Agreement referred to below (in such capacity, the "Credit Agreement Administrative Agent"), and The Bank of New York Trust Company, N.A., as trustee under the Collateral Trust Agreement referred to below (in such capacity, the "Collateral Trustee").

                                   WITNESSETH:

          WHEREAS, WCI Steel, Inc., a Delaware corporation (formerly known as WCI Steel Acquisition, Inc.) (the "Company"), certain of its subsidiaries, the lenders and issuers party thereto from time to time and the Credit Agreement Administrative Agent are entering into a Credit Agreement, dated as of May 1, 2006 (as such agreement may be amended, restated, supplemented, renewed or otherwise modified from time to time, together with any other agreements pursuant to which any of the Indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced, the "Credit Agreement");

          WHEREAS, WCI Steel, Inc., in its capacity as Settlor, and the Collateral Trustee entered into the Collateral Trust Agreement, dated as of May 1, 2006 (as such agreement may be amended, restated, supplemented, renewed or otherwise modified from time to time, the "Collateral Trust Agreement");

          WHEREAS, the Company and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy Allied Industrial and Service Union, AFL-CIO (formerly known as the United Steel Workers of America ("USW")) are entering into the Collective Bargaining Agreement, dated as of April 30, 2006 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "CBA"), pursuant to which, among others, the Collateral Trustee is granted a conditional second priority lien on certain assets of the Company subject to the first priority lien of the Credit Agreement Administrative Agent under the Credit Agreement, and the parties hereto wish to enter into this Agreement to govern the rights of the parties with respect to such common collateral; and

          WHEREAS, it is a condition to the initial extensions of credit under the Credit Agreement that the parties hereto execute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. DEFINITIONS

          1.1 Definitions

          (a) Unless otherwise defined herein, terms are used herein as defined in the Credit Agreement as in effect on the date hereof. In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agent" shall mean each of the Senior Agent and the Junior Agent.

          "Agreement" shall mean this Intercreditor Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Bankruptcy Code" shall mean title 11, United States Code.

          "Bankruptcy Law" shall mean the Bankruptcy Code, or any similar federal, state or foreign Requirement of Law for the relief of debtors or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets and liabilities of the Company or any other Credit Party or any similar law relating to or affecting the enforcement of creditors' rights generally.

          "Collateral Documents" shall mean this Agreement, the Senior Documents, the Junior Documents and all other security agreements, pledge agreements, mortgages, guaranties and other documents executed and/or delivered by the Credit Parties pursuant to which any Lien or security interest is created or granted to secure any Secured Claims.

          "Collateral Trust Agreement" shall have the meaning set forth in the recitals to this Agreement.

          "Collateral Trust Claims" shall mean all Indebtedness, obligations and other liabilities (contingent or otherwise) of the Credit Parties arising under or with respect to the Junior Documents or any of them.

          "Collateral Trustee" shall include, in addition to the Collateral Trustee referred to in the recitals hereto, any successors and assigns thereto or any acting Collateral Trustee, in each case, as permitted under the Collateral Trust Agreement.

          "Company" shall have the meaning set forth in the recitals to this Agreement.

          "Credit Agreement" shall have the meaning set forth in the recitals to this Agreement.

          "Credit Agreement Administrative Agent" shall include, in addition to the Credit Agreement Administrative Agent referred to in the recitals hereto,
(a) any successors and assigns thereto or any acting Credit Agreement Administrative Agent, in each case, as permitted under the Credit Agreement, and
(b) if there is no acting Credit Agreement Administrative Agent, the Requisite Lenders (as defined in the Credit Agreement).

          "Credit Agreement Claims" shall mean all Indebtedness, Obligations and other liabilities (contingent or otherwise) of the Credit Parties arising under or with respect to the Senior Documents or any of them.

          "Credit Agreement Collateral" shall have the meaning given such term in the Pledge and Security Agreement.

          "Credit Parties" shall mean each of the Company and each of its Subsidiaries party from time to time to a Collateral Document.

          "Enforcement Action" shall mean, with respect to the Senior Claims or the Junior Claims, the exercise of, or joining with any other Person to exercise, any rights and remedies with respect to any Credit Agreement Collateral or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Senior Documents or the Junior Documents, or applicable Requirement of Law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under Bankruptcy Law.

          "Insolvency or Liquidation Proceeding" shall mean, collectively, (a) any voluntary or involuntary case or proceeding under the Bankruptcy Law with respect to the Company or any other Credit Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Company or any other Credit Party or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Company or any Credit Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, (except as permitted by Section 8.7 (Restrictions on Fundamental Changes) of the Credit Agreement), and
(d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company or any other Credit Party.

          "Junior Agent" shall mean the Collateral Trustee.

          "Junior Claims" shall mean with respect to any Credit Agreement Collateral, all Collateral Trust Claims.

          "Junior Documents" shall mean the Collateral Trust Agreement, the CBA, each Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing between the Company or any of its Subsidiarieas and the Collateral Trustee and each other agreement, document or certificate executed by the Company or any of its Subsidiaires and delivered to the Collateral Agent or USW in connection with or pursuant to any of the foregoing.

          "Junior Liens" shall mean all Liens on the Credit Agreement Collateral securing the Collateral Trust Claims.

          "Junior Secured Parties" shall mean the Persons holding the Collateral Trust Claims.

          "pay in full," "paid in full" or "payment in full" shall mean with respect to any Secured Claims, the payment in full in cash of the principal of, accrued (but unpaid) interest and premium, if any, on all such Secured Claims and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the relevant Collateral Documents, in each case, after or concurrently with termination of all Commitments thereunder and payment in full in cash of any other such Secured Claims that are due and payable at or prior to the time such principal and interest are paid.

          "Secured Claims" shall mean, collectively, the Credit Agreement Claims and the Collateral Trust Claims.

          "Secured Parties" shall mean, collectively, the Senior Secured Parties and the Junior Secured Parties.

          "Senior Agent" shall mean the Credit Agreement Administrative Agent prior to the payment in full of the Credit Agreement Claims, and the Collateral Trustee thereafter.

          "Senior Claims" shall mean with respect to any Credit Agreement Collateral, all Credit Agreement Claims. "Senior Claims" shall include (i) all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Documents whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (ii) all Cash Management Obligations, (ii) all Hedging Contract Obligations and (iv) all indemnification Obligations. To the extent any payment with respect to the Senior Claims (whether by or on behalf of any Credit Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Senior Documents" shall mean Credit Agreement and any other Loan Documents (as defined in the Credit Agreement).

          "Senior Liens" shall mean all Liens on the Credit Agreement Collateral securing the Credit Agreement Claims.

          "Senior Secured Parties" shall mean the Persons holding the Credit Agreement Claims.

          "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the applicable jurisdiction, as amended.

          1.2 Certain Other Terms

          (a) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (b) References herein to an Annex, Schedule, Article, Section, subsection or clause, unless specifically stated otherwise, refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (c) Where the context requires, provisions relating to any Credit Agreement Collateral, when used in relation to any Credit Party, shall refer to such Credit Party's Credit Agreement Collateral or any relevant part thereof.

          (d) Any reference in this Agreement to any Collateral Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise, all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

          (e) The term "including" shall mean "including, without limitation" except when used in the computation of time periods.

          (f) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

          SECTION 2. PRIORITY OF LIENS

          2.1 Lien Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Junior Lien or of any Senior Lien and notwithstanding any provision of the UCC, any applicable Requirement of Law, any Collateral Document, any alleged or actual defect or deficiency in any of the foregoing or any other circumstance whatsoever, the Junior Agent, on behalf of each Junior Secured Party, agrees that:

          (a) any Senior Lien, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be and shall remain senior and prior to any Junior Lien (whether or not such Senior Lien is subordinated to any Lien securing any other obligation); and

          (b) any Junior Lien, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Senior Lien.

          2.2 Prohibition on Contesting Liens. The Junior Agent, on behalf of each Junior Secured Party, agrees that it shall not, and hereby waives any right, prior to the payment in full of the Credit Agreement Claims, to:

          (a) raise any objection or otherwise contest, or support any other Person in raising any objection or contesting, in any proceeding (including any Enforcement Action or Insolvency or Liquidation Proceeding or in any related action or proceeding), the priority, validity or enforceability of any Senior Lien (including the priority set forth herein with respect to any Junior Lien); or

          (b) demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other right which it may have under applicable Requirements of Law in respect of the Credit Agreement Collateral or the Senior Liens, except to the extent that such rights are expressly granted in this Agreement.

          2.3 New Liens.

          (a) The Junior Agent agrees that, prior to the payment in full of the Credit Agreement Claims, if the Junior Agent shall acquire any Lien on any Credit Agreement Collateral that is not subject to a first-priority Lien of the Senior Agent, the Junior Agent shall, upon demand by the Senior Agent, notwithstanding anything to the contrary in any other Junior Documents, assign such Lien to the Senior Agent as security for the Credit Agreement Claims (in which case the Junior Agent may retain a junior lien on such Credit Agreement Collateral subject to the terms hereof), and, at all times prior to such assignment, the Junior Agent shall be acting as a sub-agent of the Senior Agent for the sole purpose of perfecting the Lien on such asset.

          (b) Each Credit Party hereby agrees not to grant, or to permit any of its Subsidiaries to grant any Lien on any Credit Agreement Collateral securing the Senior Claims or the Junior Claims, as the case may be, unless such Credit Party or, as the case may be, such Subsidiary, has granted, through documentation in form and substance satisfactory to the Senior

Agent, a Senior Lien on such asset in favor of the Senior Agent for the benefit of the Senior Secured Parties as security for the Senior Claims.

          2.4 Separate Liens. Each of the parties hereto acknowledges and agrees that (i) the grants of Liens pursuant to the Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Credit Agreement Collateral, the Junior Claims are fundamentally different from the Senior Claims in respect of such Credit Agreement Collateral, and the Junior Claims and Senior Claims must be separately classified in any Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the Junior Claims and the Senior Claims in respect of such Credit Agreement Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Junior Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Credit Parties (with the effect that, to the extent that the aggregate value of the Credit Agreement Collateral is sufficient (for this purpose ignoring all claims held by the Junior Secured Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest before any distribution is made in respect of the claims held by the Junior Secured Parties with respect to the Credit Agreement Collateral, with the Junior Secured Parties hereby acknowledging and agreeing to turn over to the Senior Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Secured Parties).

          SECTION 3. EXERCISE OF REMEDIES

          3.1 Remedies.

          (a) Prior to the payment in full of the Senior Claims, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Credit Party:

               (i) no Junior Secured Party shall (or shall direct the Junior Agent to) (A) exercise or seek to exercise any rights or remedies with respect to the Credit Agreement Collateral, (B) institute any action or proceeding with respect to such rights or remedies, including any action of foreclosure, contest, protest with respect to the Credit Agreement Collateral, (C) object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Secured Party or any other exercise of any rights and remedies relating to the Credit Agreement Collateral under the Senior Documents or otherwise, or (D) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Credit Agreement Collateral; and

               (ii) the Senior Agent, on behalf of the Senior Secured Parties, shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release, disposition (including under Section 363(f) of the Bankruptcy Code) or restrictions with respect to the Credit Agreement Collateral without any consultation with, or the consent of, any Junior Secured Party.

          (b) In exercising rights and remedies with respect to any Credit Agreement Collateral, the Senior Agent, on behalf of the Senior Secured Parties, in respect of such Credit

Agreement Collateral may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of such Credit Agreement Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the UCC of any applicable jurisdiction and of a secured creditor under any Bankruptcy Law.

          (c) The Junior Agent, on behalf of each Junior Secured Party, agrees that, prior to the payment in full of the Senior Claims, it will not take or receive any such Credit Agreement Collateral or any proceeds of the Credit Agreement Collateral in connection with the exercise of any right or remedy (including setoff) with respect to such Credit Agreement Collateral. Without limiting the generality of the foregoing, prior to the payment in full of the Senior Claims, the sole right of the Junior Agent and the Junior Secured Parties with respect to such Credit Agreement Collateral shall be the right to receive a share of the proceeds thereof pursuant to Section 4.1 (Proceeds of Collateral).

          (d) The Junior Agent, on behalf of each Junior Secured Party (i) agrees that neither it nor any Junior Secured Party will take any action that would hinder any exercise of remedies undertaken by any Senior Secured Party under the Collateral Documents, including any sale, lease, exchange, transfer or other disposition of such Credit Agreement Collateral, whether by foreclosure or otherwise, and (ii) hereby waives any and all rights it or any Junior Secured Party may have as a junior creditor or otherwise to object to the manner in which any Senior Secured Party may seek to enforce or collect the Senior Claims or the Liens granted in any of such Collateral.

          3.2 Exercise of Remedies as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, each Junior Secured Party may exercise its rights and remedies as an unsecured creditor, and with respect to Collateral which the Credit Agreement Administrative Agent has a junior priority Lien in accordance with the Pledge and Security Agreement and the Mortgages, as secured creditor, against the Credit Parties in accordance with the terms of the Junior Documents and applicable Requirement of Law. In the event any Junior Secured Party becomes a judgment lien creditor in respect of any Credit Agreement Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to any Lien on such Credit Agreement Collateral securing any Senior Claim on the same basis and to the same extent as the other Liens on such Credit Agreement Collateral securing the Junior Claims are subordinated to those securing the Senior Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies which any Senior Secured Party may have with respect to such Credit Agreement Collateral.

          SECTION 4. APPLICATION OF PAYMENTS; SUBROGATION

          4.1 Proceeds of Collateral. Proceeds of any Credit Agreement Collateral received by any party hereto in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency or Liquidation Proceeding, shall be applied by the Senior Agent to the Senior Claims in such order as specified in the Senior Documents until payment in full of all Senior Claims. After payment in full of all Senior Claims, the Senior Agent shall deliver to the Junior Agent any proceeds of the Credit Agreement Collateral held by it in the same for as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

          4.2 Payments Over. Any Credit Agreement Collateral or proceeds thereof received by the Junior Agent in connection with the exercise of any right or remedy (including setoff) relating to the Credit Agreement Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

          4.3 Subrogation. The Junior Agent, on behalf of each Junior Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Senior Claims shall have been paid in full. Upon payment in full of such Senior Claims, the Junior Secured Parties shall be subrogated to the rights of the Senior Secured Parties to receive payments or distributions applicable to such Senior Claims.

          SECTION 5. INSOLVENCY OR LIQUIDATION PROCEEDINGS

          5.1 Waivers. In the event an Insolvency or Liquidation Proceeding shall be commenced by or against any Credit Party, each of the Junior Secured Parties hereby agrees that such Person shall not, until the payment in full of the Senior Claims (irrespective of whether the Senior Claims are scheduled to be paid in full as part of an applicable Insolvency Proceeding):

          (a) seek any relief from, or modification of, the automatic stay as provided in Section 362 of the Bankruptcy Code (or any similar provision of Bankruptcy Law) or seek or accept any form of adequate protection under either or both of Section 362 and Section 363 of the Bankruptcy Code;

          (b) oppose or object to the use of any Credit Agreement Collateral constituting cash collateral by any Credit Party;

          (c) oppose or object to any financing with respect to any Credit Party provided under any Bankruptcy Law (regardless of whether any Indebtedness thereunder is senior to the Junior Claims or secured by Liens on the Credit Agreement Collateral that are senior in priority to the Junior Liens on the Credit Agreement Collateral) including any refinancing of the entire amount of the Credit Agreement Claims, unless the Senior Agent or the Senior Secured Parties shall have opposed or objected to such financing;

          (d) object to any item set forth in Section 2.2(a) (Prohibition on Contesting Liens) hereof (irrespective of whether the Senior Claims are scheduled to be paid in full as part of an applicable Insolvency Proceeding), including (i) the amount of the Senior Claims allowed or permitted to be asserted under any Bankruptcy Law or (ii) the extent to which the Senior Claims are deemed secured claims, including under Section 506(a) of the Bankruptcy Code;

          (e) oppose or object to (i) any protection provided to the Senior Secured Parties, including any form of adequate protection under Section 362 or
Section 363 of the Bankruptcy Code and the payment of amounts equal to interest and expenses allowed under Section 506(b) and (c) of the Bankruptcy Code to any Senior Secured Parties; or (ii) any consent or objection by the Senior Agent to any motion, relief, action or proceeding based on any Person (including any Senior Secured Party) claiming a lack of such adequate protection;

          (f) object to the treatment of the Senior Claims under a chapter 11 plan of reorganization under the Bankruptcy Code or similar plan or reorganization or arrangement under any other applicable Insolvency or Liquidation Proceeding;

          (g) oppose or object to any proposed sale of the Credit Agreement Collateral pursuant to Section 363 of the Bankruptcy Code or any similar provision of any applicable Bankruptcy Law; or

          (h) object to or oppose any use of Credit Agreement Collateral constituting cash collateral by any Loan Party.

          5.2 No Waiver by Senior Secured Parties. Nothing contained herein shall prohibit or in any way limit any Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding (or otherwise) to any action taken by any Junior Secured Party, including the seeking by such Junior Secured Party of adequate protection or the asserting by such Junior Secured Party of any of its rights and remedies under the Junior Documents (or otherwise) with respect to such Collateral.

          SECTION 6. REPRESENTATIONS AND WARRANTIES

          Each party hereto represents and warrants as follows:

          (a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

          (b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms; except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

          (c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any applicable Requirement of Law or regulation or the charter, by-laws or other organizational documents of such party or any order of any governmental authority or any indenture, agreement or other instrument binding upon such party.

          SECTION 7. ACKNOWLEDGEMENTS AND CONSENTS

          7.1 Reliance by Senior Secured Parties. The consent by the Senior Secured Parties to the execution and delivery of the Junior Documents and the grant of a Junior Lien on the Credit Agreement Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Company shall be deemed to have been given and made in reliance upon this Agreement.

          7.2 Independent Analysis. The Junior Agent, on behalf of each Junior Secured Party, acknowledges that it and each Junior Secured Party has, independently and without reliance on the Senior Agent or any Senior Secured Party, and based on documents and information deemed by it appropriate, made its own credit analysis and decision to enter into this Agreement, the Junior Documents, and the transactions contemplated hereby and thereby and agrees that it will continue to make its own credit decision in taking or not taking any action under the Junior Documents or this Agreement.

          7.3 No Warranties or Liability. The Junior Agent, on behalf of each Junior Secured Party, acknowledges and agrees that:

          (a) no Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Senior Document;

          (b) the Senior Secured Parties will be entitled to manage and supervise their respective indebtedness of the Company as they may, in their sole discretion, deem appropriate and without regard to any rights or interests that any Junior Secured Party may have in the Credit Agreement Collateral or otherwise, except as otherwise provided in this Agreement or under applicable Requirement of Law; and

          (c) no Senior Secured Party shall have any duty to any Junior Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Credit Party (including the Junior Documents), regardless of any knowledge thereof which they may have or be charged with.

          7.4 No Waiver of Lien Priorities.

          (a) No right of any Senior Secured Party to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Credit Party or by any act or failure to act by any Senior Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Documents or any of the Junior Documents, regardless of any knowledge thereof which any Senior Secured Party may have or be otherwise charged with.

          (b) Without in any way limiting the generality of the foregoing clause
(a) (except as set forth in any Senior Document), each Senior Secured Party, may, at any time and from time to time, without the consent of, or notice to, any Junior Secured Party, without incurring any liability to any Junior Secured Party and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Junior Secured Party is affected, impaired or extinguished thereby) do any one or more of the following except as otherwise expressly prohibited or conditioned herein:

               (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Claim, any Lien in respect of the Credit Agreement Collateral, any guaranty of any Senior Claim, or any liability of any Credit Party incurred directly or indirectly in respect of any of the foregoing (including any increase in or extension of the Senior Claims, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner the Senior Claims, any Liens held by the Senior Agent, the Senior Secured Parties, or any of the Senior Documents;

               (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Credit Agreement Collateral or any liability of any Credit Party to the Senior Agent or any Senior Secured Party, or any liability incurred directly or indirectly in respect thereof;

               (iii) settle or compromise any Senior Claim or any other liability of any Credit Party or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Claims) in any manner or order; and

               (iv) exercise or delay in or refrain from exercising any right or remedy against any security or any Credit Party or any other Person, elect any remedy and otherwise deal freely with the Credit Parties, the Credit Agreement Collateral and any security, any guarantor or any liability of any Credit Party to any Senior Secured Party, or any liability incurred directly or indirectly, in respect of the foregoing;

          (c) The Junior Agent, on behalf of each Junior Secured Party, also agrees that no Senior Secured Party shall have any duty or liability to any Junior Secured Party, and the Junior Agent, on behalf of each Junior Secured Party, hereby waives all claims against each Senior Secured Party arising out of any and all actions which any Senior Secured Party may take or permit or omit to take with respect to: (i) the Senior Documents, (ii) the collection of the Senior Claims, (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Credit Agreement Collateral, (iv) the release of any Lien in respect of any Credit Agreement Collateral, or (v) the maintenance or preservation of the Credit Agreement Collateral, the Senior Claims or otherwise; and

          (d) The Junior Agent, on behalf of each Junior Secured Party, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable Requirement of Law or any other similar rights a junior secured creditor may have under applicable Requirement of Law in respect of any Credit Agreement Collateral.

          7.5 Obligations Unconditional. All rights, interests, agreements and obligations hereunder of the Senior Agent and the Senior Secured Parties and the Junior Agent and the Junior Secured Parties shall remain in full force and effect regardless of:

          (a) any lack of validity or enforceability of any Senior Document or any Junior Document and regardless of whether the Liens of the Senior Agent and Senior Secured Parties are not perfected or are voidable for any reason;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims or Junior Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Document or any Junior Document;

          (c) any exchange, release or lack of perfection of any Lien on any Credit Agreement Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Claims or Junior Claims or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Credit Party; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of any Secured Claim or of any Junior Secured Party in respect of this Agreement.

          7.6 Releases. If in connection with:

          (a) the exercise of the Senior Agent's remedies in respect of the Credit Agreement Collateral provided for in Section 3.1 (Remedies), including any sale, lease, exchange, transfer or other disposition of such Credit Agreement Collateral;

          (b) any sale, lease, exchange, transfer or other disposition of Credit Agreement Collateral permitted under the terms of the Credit Agreement (whether or not an event of default under, and as defined therein, has occurred and is continuing); or

          (c) any agreement between the Senior Agent and the Company to release the Senior Agent's Lien on any portion of the Credit Agreement Collateral or to release any Subsidiary Guarantor from its obligations under its guaranty of the Senior Claims;

the Senior Agent, for itself or on behalf of any of the Senior Secured Parties, releases any of its Liens on any part of the Credit Agreement Collateral (or any Subsidiary Guarantor from its obligations under its guaranty of the Senior Lender Claims), the Liens, if any, of the Junior Agent, for itself or for the benefit of the Junior Secured Parties, on such Credit Agreement Collateral (and the obligations of such Subsidiary Guarantor under its guaranty of the Junior Claims, if any) shall be automatically, unconditionally and simultaneously released and the Junior Agent, for itself or on behalf of any such Junior Secured Party, promptly shall execute and deliver to the Senior Agent or the Company such termination statements, releases and other documents as the Senior Agent or the Company may request and provide to effectively confirm such release.

          7.7 Attorney-in-Fact.

          (a) The Junior Agent, on behalf of each Junior Secured Party hereby irrevocably constitutes and appoints the Senior Agent and any officer or agent of such Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Junior Agent or such holder or in such Senior Agent's own name, from time to time in such Senior Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including any financing statements, endorsements or other instruments or transfer or release. Notwithstanding the grant of the foregoing power of attorney, nothing in this
Section 7.7 is intended to in any way relieve any Credit Party of its obligations to comply with Requirements of Law or applicable obligations with respect to the release of Credit Agreement Collateral under any Collateral Document.

          (b) Without limiting the generality of the foregoing, the Junior Agent hereby gives the Senior Agent and any officer and agent thereof the power and right, on behalf of each Junior Secured Party, without notice to or assent by any Junior Secured Party, to do, prior to the payment in full of the Senior Claims, any of the following with respect to the Credit Agreement Collateral, to the extent such Junior Secured Party would be permitted to do so under the Collateral Documents:

               (i) file of any financing or continuation statement under the UCC or other similar applicable Requirement of Law;

               (ii) take possession of, and indorse and collect, either in the name of such Junior Secured Party or its own name, any item that is required to be turned over to the Senior Agent pursuant to Section 4.2 (Payments Over); and

               (iii) execute, in connection with any release of any Credit Agreement Collateral described in Section 7.6 (Releases) for which such Junior Secured Party is obligated under such Section 7.6 (Releases) to release or subordinate its Junior Liens, any termination, partial release, endorsement, assignment, other instrument of conveyance or transfer, any subordination agreement or any other document with respect to such Credit Agreement Collateral necessary or appropriate to effect such release or subordination.

          (c) Each Junior Secured Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until such time as the Secured Claims are indefeasibly paid and satisfied in full, and thereafter such powers, authorizations and agencies shall terminate.

          7.8 Consent of Credit Parties. Each Credit Party hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Credit Parties under any Senior Document, Junior Document or other Collateral Document shall not in any way be diminished or otherwise affected by such provisions or arrangements. All references to any Credit Party shall include reference to such Credit Party as a debtor and debtor in possession and any receiver or trustee for such Loan Party in any Insolvency or Liquidation Proceeding. Each Credit Party hereby agrees that, if, pursuant to Section 7.11 (Additional Collateral and Guarantees) of the Credit Agreement, the Company shall be required to cause any Subsidiary that is not a Credit Party to become a Credit Party, or if for any reason the Company desires any such Subsidiary to become a Credit Party, such Subsidiary shall execute and deliver to the Agents an Intercreditor Supplement in substantially the form of Exhibit B (Intercreditor Supplement) attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Credit Party hereto on the Closing Date.

          SECTION 8. MISCELLANEOUS

          8.1 Conflicts. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of the Collateral Documents, the provisions of this Agreement shall govern.

          8.2 Continuing Nature.

          (a) This Agreement is a continuing agreement of lien subordination and the Senior Secured Parties may continue, at any time and without notice to any Junior Secured Party, to extend credit and other financial accommodations and lend monies constituting Senior Claims on the faith hereof, and this Agreement shall continue to be effective until the payment in full of all Secured Claims irrespective of, and no right or remedy of any Senior Secured Party under this Agreement shall be prejudiced or impaired at any time by, any of the following:
(a) any action described in Section 8.3 (Amendments; Waivers), Section 8.4 (Legends) or Section 3.1(b)

(Exercise of Remedies), (b) any lack of validity or enforceability of any Collateral Documents, (c) the commencement of any Insolvency Proceeding or any other Enforcement Action, (d) any act or failure to act on the part of any Credit Party or Senior Secured Party, (e) any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any Collateral Document, regardless of any knowledge thereof that any Senior Secured Party may have or be otherwise charged with or (f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of any Senior Claims or of any Junior Secured Party in respect of this Agreement or any Junior Document. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

          (b) All consents, waivers and other provisions set forth herein for the benefit of the Senior Secured Parties are irrevocable (except in a writing signed by the Senior Secured Parties as provided in Section 8.3 (Amendments; Waivers)), and each Junior Secured Party and Loan Party hereby waives any right under applicable Requirements of Law to revoke any such consent, waiver or other provision of this Agreement.

          8.3 Amendments; Waivers.

          (a) No amendment, modification or waiver of any provision of this Agreement shall be deemed to be made unless the same shall be in writing signed by each Agent and (ii) shall have been approved by the Requisite Lenders (other than any amendments or modifications requested by any successor Senior Agent not adversely affecting the Secured Parties) pursuant to Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement. Notwithstanding anything to the contrary, the consent of any Credit Party shall not be required for amendments, modifications or waivers of the provisions of this Agreement, except that the Company's consent shall be required for those that (i) affect any obligation or right of any Credit Party hereunder or that would impose any additional obligations on any Credit Party (including such changes under this Section 8.3),
(ii) change the rights of the Credit Parties to make payments in respect of any Secured Claims (except with respect to proceeds of Credit Agreement Collateral in an Enforcement Action). In the case of a waiver of any provision of this Agreement, such waiver shall be effective only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties in any other respect or at any other time. The Agents shall notify the Company of any amendment, modification or waiver effected hereunder; provided, however, that the failure of any Agent to deliver such notice shall not render any such amendment, modification or waiver ineffective.

          (b) Without the prior written consent of the Senior Agent, no Junior Document may be amended, supplemented or otherwise modified or refinanced, and no new Junior Document may be entered into, in each case if the effect of such amendment, supplement, modification, refinancing or new Junior Document is to do any of the following:

               (i) change or amend any other term if such change or amendment would have an adverse effect on the rights and obligations of any Senior Secured Party or the Senior Agent with respect to the Credit Agreement Collateral; or

               (ii) contravene any provision of this Agreement.

          8.4 Legends. Each Junior Document pursuant to which a Lien is granted or under which rights or remedies with respect to any Lien on the Credit Agreement Collateral are governed shall include the following language:

          Notwithstanding anything herein to the contrary, certain liens and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement, dated as of ___________, 2006 (the "Intercreditor Agreement") among Citicorp, USA, Inc., as senior agent, The Bank of New York Trust Company, N.A., as junior agent and WCI Steel Acquisition, Inc., and certain of its subsidiaries as credit parties. In the event of any conflict between the terms of the Intercreditor Agreement and this agreement, the terms of the Intercreditor Agreement shall govern.

          8.5 No Duties. The Senior Agent and the Senior Secured Parties shall have no obligation whatsoever to any Junior Secured Party to ensure that the Credit Agreement Collateral in their possession or under their control is genuine or owned by any Credit Party or to preserve the rights or benefits of any Person except as expressly set forth in this Agreement. None of the Senior Agent or any Senior Secured Party shall have, by reason of this Agreement, any Collateral Document or any other document, a fiduciary relationship with any Junior Secured Party.

          8.6 Consent to Jurisdiction; Waiver of Trial by Jury.

          (a) Any legal action or proceeding with respect to this Agreement or any other Collateral Document may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          (b) Each party hereto hereby irrevocably consents, to the fullest extent permitted by law, to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such party at its address specified in Section 8.7 (Notices). Each party hereto agrees, to the fullest extent permitted by law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Nothing contained in this Section 8.6 shall affect the right of any Agent or any Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Company or any other Credit Party in any other jurisdiction.

          (d) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

          8.7 Notices. Any notice or other communication herein (i) to the Senior Agent or any Credit Party shall be made in accordance with Section 11.8 (Notices, Etc.) of the Credit Agreement and (ii) to the Junior Agent shall be sent to 222 Berkeley Street, 2nd Floor, Boston, MA 02116, Attn: Peter Murphy.

          8.8 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

          8.9 Specific Performance. The Senior Agent and the Secured Parties may demand specific performance of this Agreement. The Junior Agent, on behalf of each Junior Secured Party, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent or any Senior Secured Party.

          8.10 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

          8.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

          8.12 No Third Party Beneficiaries. This Agreement shall be binding upon, and the rights and benefits hereof shall inure to the benefit of, the Secured Parties and each of their respective permitted successors and assigns, and no other Person shall have or be entitled to assert rights or benefits hereunder (except the Credit Parties solely with respect to Section 8.2 (b) (Continuing Nature), as to which Section each Credit Party is an express third party beneficiary). To the extent applicable, this Agreement shall be binding upon the Credit Parties and their respective permitted successors and assigns, and each Credit Party shall cause each of its Subsidiaries, to the extent such Subsidiary becomes or is required to become a Credit Party, to comply with the terms of this Agreement.

          8.13 Further Assurances. Each of the Credit Parties and the Junior Agent, on behalf of each Junior Secured Party, agrees that each such Person shall, at the Credit Parties' expense, take such further action and execute and deliver to the Agents and the Senior Agent, on behalf of each Senior Secured Party, such additional documents and instruments (in recordable form, if requested), in each case, as the Senior Agent may reasonably request to effectuate the terms of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       CITICORP USA, INC.,
                                       as Senior Agent


                                       By: /s/ David Jaffe
                                           -------------------------------------
                                       Name: David Jaffe
                                       Title: Director/Vice President


                                       THE BANK OF NEW YORK TRUST COMPANY, N.A., as Junior Agent


                                       By: /s/ Peter M. Murphy
                                           -------------------------------------
                                       Name: Peter M. Murphy
                                       Title: Vice President

                   [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

ACCEPTED AND AGREED this 1st day of
May, 2006

                                       WCI STEEL ACQUISITION, INC.


                                       By: /s/ Cynthia Bezik
                                           -------------------------------------
                                       Name: Cynthia Bezik
                                       Title: President:


                                       WCI STEEL METALLURGICAL SERVICES
                                       ACQUISITION, INC.


                                       By: /s/ Cynthia Bezik
                                           -------------------------------------
                                       Name: Cynthia Bezik
                                       Title: President


                                       WCI STEEL PRODUCTION CONTROL SERVICES
                                       ACQUISITION, INC.


                                       By: /s/ Cynthia Bezik
                                           -------------------------------------
                                       Name: Cynthia Bezik
                                       Title: President


                                       YOUNGSTOWN SINTER ACQUISITION COMPANY


                                       By: /s/ Cynthia Bezik
                                           -------------------------------------
                                       Name: Cynthia Bezik
                                       Title: President


                                       WCI STEEL SALES ACQUISITION, L.P.

                                       By: WCI STEEL PRODUCTION CONTROL SERVICES
                                           ACQUISITION, INC., its General
                                           Partner


                                       By: /s/ Cynthia Bezik
                                           -------------------------------------
                                       Name: Cynthia Bezik
                                       Title: President

                   [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]